EXHIBIT 24

POWER OF ATTORNEY



We, the undersigned directors of Lee Enterprises, Incorporated, hereby severally constitute Richard D. Gottlieb and G.C. Wahlig, and each of them, our true and lawful attorneys with full power to them, and each of them, to sign for us and in our names, the capacities indicated below, the Annual Report on Form 10-K of Lee Enterprises, Incorporated for the fiscal year ended September 30, 2000 to be filed herewith and any amendments to said Annual Report, and generally do all such things in our name and behalf in our capacities as directors to enable Lee Enterprises, Incorporated to comply with the provisions of the Securities Exchange Act of 1934 as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or either of them, to said Annual Report on Form 10-K and any and all amendments thereto.

                                                                    Date
                                                               -----------------
/s/ Rance E. Crain
--------------------------------
Rance E. Crain, Director                                       November 15, 2000

/s/ J. P. Guerin
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J. P. Guerin, Director                                         November 15, 2000

/s/ Mary E. Junck
--------------------------------
Mary E. Junck, Director                                        November 15, 2000

/s/ William E. Mayer
--------------------------------
William E. Mayer, Director                                     November 15, 2000

/s/ Andrew E. Newman
--------------------------------
Andrew E. Newman, Director                                     November 15, 2000

/s/ Gordon Prichett
--------------------------------
Gordon Prichett, Director                                      November 15, 2000

/s/ Ronald L. Rickman
--------------------------------
Ronald L. Rickman, Director                                    November 15, 2000

/s/ Gregory P. Schermer
--------------------------------
Gregory P. Schermer, Director                                  November 15, 2000

/s/ Phyllis Sewell
--------------------------------
Phyllis Sewell, Director                                       November 15, 2000

/s/ Mark Vittert
--------------------------------
Mark Vittert, Director                                         November 15, 2000